VALIC COMPANY II

Supplement to Prospectus dated January 1, 2003

In the section titled "Expense Summary," footnote 3 to the Annual Fund Operating Expenses chart is deleted in its entirety and replaced with the following:

(3) The Lifestyle Funds invest in different series of VCI and VCII; and thus bear indirectly the expenses of those series. The total combined operating expenses, based on estimated total average weighted combined operating expenses, for the VCII Aggressive Growth Lifestyle Fund is 1.03%; for the VCII Conservative Growth Lifestyle Fund 0.95%; and for the VCII Moderate Growth Lifestyle Fund 0.99%.

In the same section, the "Example" is deleted in its entirety and replaced with the following:

Example

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include applicable waivers and reimbursements for year one. The Example does not reflect sales charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Aggressive Growth Lifestyle	$105	$491	$903	$2,053
Capital Appreciation	$87	$357	$648	$1,476
Conservative Growth Lifestyle	$97	$446	$818	$1,865
Core Bond	$79	$326	$592	$1,353
High Yield Bond	$101	$426	$774	$1,757
International Growth II	$103	$506	$935	$2,130
Large Cap Value	$83	$362	$662	$1,514
Mid Cap Growth	$87	$429	$796	$1,827
Mid Cap Value	$107	$398	$711	$1,598
Moderate Growth Lifestyle	$101	$464	$852	$1,939
Money Market II	$57	$238	$434	$1,000
Small Cap Growth	$118	$458	$821	$1,843
Small Cap Value	$97	$426	$779	$1,774
Socially Responsible	$57	$315	$594	$1,387
Strategic Bond	$91	$431	$795	$1,820

The Example does not take into account expense reductions resulting from directed brokerage arrangements. If these expense reductions were included, your costs would be lower.

Dated: March 12, 2003